UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

Futomic Industries, Inc.
(Name of Registrant as Specified In Its Charter)

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[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FUTOMIC INDUSTRIES, INC.
10805 HOLDER STREET, SUITE 210
CYPRESS, CA 90630

FEBRUARY 5, 2007

INFORMATION STATEMENT

To our Stockholders:

Futomic Industries, Inc. a New Jersey corporation (the “Corporation”), hereby gives notice to the holders of its common stock, par value $0.0001 per share (the “Common Stock”) that the holders of majority of the voting power of its outstanding Common Stock intend to take certain actions by written consent approving:

1. An amendment to the Corporation’s Articles of Incorporation (the “Amended Articles of Incorporation”) to change its corporate name to “ENCRYPTAKEY, INC.” The Board of Directors have established a record date of February 19, 2007 (the “Record Date”) for determining the shareholders entitled to notice of this shareholder action by written consent. A discussion of the action to be taken is contained herein. The stockholders will take this action solely for the purpose of satisfying the requirements of the Corporation’s by-laws which require that prompt notice of the corporate action without a meeting by less than a unanimous written consent be given to those stockholders who have not consented in writing.

All necessary corporate approvals in connection with the matters referred to in this information Statement have been obtained. This Information Statement is being furnished to all stockholders of the Corporation pursuant to Section 14(c) of the Securities Exchange Act of 1934 and the rules thereunder for the sole purpose of informing stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent is expected to become effective twenty (20) calendar days following the mailing of this Information Statement.

This action has been approved by the Board of Directors of the Corporation and will be approved by the holders of a majority of the voting power of our outstanding shares of Common Stock of the Corporation.

YOUR CONSENT IS NOT REQUIRED AND IS NOT BEING SOLICITED IN
CONNECTION WITH THIS ACTION

By order of the Board of Directors,
/s/ Kelly Owen Kelly Owen Chief Executive Officer, President and Director

FUTOMIC INDUSTRIES, INC.
10805 HOLDER STREET, SUITE 210
CYPRESS, CA 90630

INFORMATION STATEMENT

We are required to deliver this Information Statement, to holders of our Common Stock in order to inform them that the holders of a majority of the voting power of our outstanding stock, without holding a meeting of the stockholders at which such stockholders would be entitled to vote, intend to take certain actions that would normally require option. February 19, 2007, has been established as the Record Date for the determination of stockholders who are entitled to receive this Information Statement.

THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR COMMON STOCK ON OR ABOUT FEBRUARY19, 2007. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO CHANGE OUR NAME TO
ENCRYPTAKEY, INC.

INTRODUCTION

Our board of directors (the “Board”) has recommended and unanimously approved an action by written consent to amend our articles of incorporation (the “Amended Articles of Incorporation”), a form of which is attached as Appendix A hereto, to change our name to “ENCRYPTAKEY, INC.” The board further directed that the Amended Articles of Incorporation be submitted for approval by the stockholders. The holders of the majority voting power of our Common Stock approved the Amended Articles of Incorporation to change our name to “ENCRYPTAKEY, INC.” by written consent dated as of the effective date.

EFFECTIVE TIME OF THE NAME CHANGE

We intend to file with the Secretary of State of the State of New Jersey, as soon as practicable on or after twentieth (20th) day that this Information Statement has been sent to our shareholders, the Amended Articles of Incorporation effectuating the name change to “ENCRYPTAKEY, INC.” The Amended Articles of Incorporation will become effective upon acceptance for filing by the by the Secretary of State of the State of New Jersey. It is presently contemplated that such filing will be made on or about March 12, 2007.

REASONS FOR THE NAME CHANGE

Our Board has determined that it is in the best interests of the Corporation to change our corporate name to “ENCRYPTAKEY, INC.” to more accurately reflect the Corporation’s operations and interests.

You are not required to exchange your certificate(s) of Futomic Industries, Inc.
for new stock certificates reflecting our new name, EncryptaKey, Inc.

REQUIRED CONSENT

The affirmative consent of the holders of a majority of the voting power of Common Stock determined on the Record Date is required to approve the Amended Certificate of Incorporation effecting our name change to “ENCRYPTAKEY, INC.” The principal stockholders, which held as of the Record Date a majority of the voting proper represented by the outstanding voting securities, has consented to the name change.

NO DISSENTER’S RIGHTS

New Jersey law does not provide for dissenter’s rights in connection with the approval of the actions described in this Information Statement.

NO ACTION IS REQUIRED

No other votes are necessary or required. The Corporation anticipates that the stockholder consent described in this Information Statement will become effective approximately twenty (20) days after mailing of this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have determined the number of shares beneficially owned by each stockholder under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within (60) days after February 19, 2007 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

The following table sets forth as of February 19, 2007 certain information with respect to the beneficial ownership of the Common Stock as to (i) each person known by the Corporation to beneficially own more than five percent (5%) of the outstanding shares of the Corporation’s Common Stock, (ii) each of the Corporation’s directors, (iii) each of the Corporation’s named executives and (iv) all of the Corporation’s directors and executive officers as a group.

Name and Address	Number of Shares Beneficially Owned	Percentage Owned [1]
Francisco Schipperheijn 10805 Holder Street, Suite 210 Cypress, CA 90630	28,330,000	56%
Owen Consulting, LLC Owen Consulting, Inc. Kelly Owen, CEO, President, Director 10805 Holder Street, Suite 210 Cypress, CA 90630	5,500,000 636,120 6,136,120	12%
Directors and Executive Officers as a Group	34,466,120	68%

1 Based on 50,906,784 total issued and outstanding shares as of February 22, 2007.

MARKET PRICE OF COMMON STOCK

Our common stock has does not currently trade.

PROPOSALS BY SECURITY HOLDERS

No stockholder has requested us to include any additional proposals in this Information Statement.

BROKERS, CUSTODIANS, ETC.

We have asked brokers and other custodians, nominees, or fiduciaries, if any, to forward this Information Statement to the beneficial owners of our Common Stock held of record by such.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

By order of the Board of Directors,
/s/ Kelly Owen Kelly Owen Chief Executive Officer, President and Director

Appendix A
REG-C-EA
(08-05)
Form of Certificate of Amendment

STATE OF NEW JERSEY  Mail to: PO Box 308
DIVISION OF REVENUE Trenton, NJ 08646

BUSINESS ENTITY AMENDMENT FILING  FEE REQUIRED

Complete the following information and sign in the space provided. Please note that once filed, the information on this page is considered public. Refer to the instructions for delivery/return options, filing fees and field-by-field requirements. Remember to remit the appropriate fee amount for this fling. Use attachments if more space is required for any field, or if you wish to add articles for the public record.

A. Business Name:__ FUTOMIC INDUSTRIES, INC.
Business Entity NJ 10-digit ID number: _ _ _ _ _ _ _ _ _ _

B. Statutory Authority for Amendment: ________________________________________________(See Instructions for List of Statutory Authorities)

C. ARTICLE I OF THE CERTIFICATE of the above referenced business is amended to read as follows. If more space is necessary, use attachment)
The name of the corporation is EncryptaKey, Inc.

D. Other Provisions: (Optional)--
E.  Date Amendment was Adopted:

F.  CERTIFICATION OF CONSENT/VOTING: (If  required by one of the following laws cited, certify consent/voting)
N. J.S.A. 14A:9-1 et seq. or N.J.S.A 15A:9-1 et seq., Profit and Non-Profit Corps. Amendment by the Incorporators.
□	Amendment was adopted by unanimous consent of the Incorporators.
N.J.S.A 14A:9-2(4) and 14A:9-4(3), Profit Corps., Amendment by the Shareholders
□	Amendment was adopted by the Directors and thereafter adopted by the shareholders.
Number of shares outstanding at the time the amendment was adopted 50,906,784 and total number of shares entitled to vote thereon 34,466,120 . If applicable, list the designation and number of each class/series of shares entitled to vote:

List votes for and against amendment, and if applicable, show the vote by designation and number of each class/series of shares entitled to vote:

Number of Shares Voting for Amendment                                           Number of Shares Voting Against Amendment
                             34,466,120                                                                                                          0

** If the amendment provides for the exchange, reclassification, or cancellation of issued shares, attach a statement indicating the manner in which same shall be effected.

N.J.S.A. 15A:9-4, Non-profit Corps.. Amendment by Members or Trustees The corporation has does not have members.
If the corporation has members, indicate the number entitled to vote , and how voting was accomplished:
□
At a meeting of the corporation. Indicate the number VOTING FOR and VOTING AGAINST. If any class(es) of members may vote as a class, set forth the number of members in each class, the votes for and against by class, and the number present at the meeting:

ClassNumber of MembersVoting for AmendmentVoting Against Amendment
□	Adoption was by unanimous written consent without a meeting.
If the corporation does not have members, indicate the total number of Trustees   , and how voting was accomplished:
□	At a meeting of the corporation. The number of trustees VOTING FORand VOTING AGAINST .
□	Adoption was by unanimous written consent without a meeting.

G.    AGENT/OFFICE CHANGE
New Registered Agent:
Registered Office: ( Must be a NJ street address)
Street  City Zip

H.    SIGNATURE(S) FOR THE PUBLIC RECORD (See Instructions for Information on Signature Requirements)
Signature__/s/Kelly Owens                 ________ Title__President_________ Date_______________________
Signature___________________________ Title___________________________ Date_______________________

The above-signed certifies that the business entity has complied with all applicable NJ statutory filing requirements